SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                               -------------------

                                    FORM T-1
                               -------------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               -------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) _____
                               -------------------

                             SUNTRUST BANK, ATLANTA
               (Exact name of trustee as specified in its charter)
                               25 Park Place, N.E.
                                   Suite 1100
                             Atlanta, Georgia 30303
                                   58-0466330
 (Address of principal executive offices) (Zip Code) (I.R.S. employer identification no.)
                               -------------------

                                  David M. Kaye
                             Suntrust Bank, Atlanta
                            58 Edgewood Avenue, N.E.
                             Atlanta, Georgia 30303
                                 (404) 588-8060
            (Name, address and telephone number of agent for service)
                               -------------------

                               GALEY & LORD, INC.
                          GALEY & LORD INDUSTRIES, INC.
                    G&L SERVICE COMPANY, NORTH AMERICA, INC.
                              SWIFT TEXTILES, INC.
                           SWIFT DENIM SERVICES, INC.

             (Exact name of co-obligor as specified in its charter)

                           Delaware 56-1593207
                           Delaware 56-1593208
                           Delaware 56-1976012
                           Delaware 58-1189307
                           Delaware 13-3898788

 (State or other (IRS employer jurisdiction of incorporation identification no.)
                              or organization)
                  980 Avenue of the Americas New York, New York 10018
                  (Address of principal executive offices) (Zip Code)
                               -------------------

                    9 1/8% Senior Subordinated Notes Due 2008
                       (Title of the indenture securities)

(1) The following subsidiaries of the Registrant: Galey & Lord Industries, Inc., G&L Service Company, North America, Inc., Swift Textiles, Inc. and Swift Denim Services, Inc., have each guaranteed the Notes being registered pursuant hereto on an unsecured senior subordinated basis.


::ODMA\PCDOCS\ATL\197740\1 Registration No. 33-57453

1.       General information.

         Furnish the following information as to the trustee--

                  Name and address of each examining or supervising authority to which it is subject.

                  Department of Banking and Finance,
                  State of Georgia
                  Atlanta, Georgia

                  Federal Reserve Bank of Atlanta
                  104 Marietta Street, N.W.
                  Atlanta, Georgia

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  Yes.

2. Affiliations with obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.


16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-25463.)

         (2) A copy of the certificate of authority of the trustee to commence business. (included in Exhibit 1.)

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (included in Exhibit 1.)

         (4) A copy of the existing by-laws of the trustee. (included in Exhibit 4 to Form T-1, Registration No. 333-25463.)

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 1997.

         SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Suntrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 25th day of March, 1998.


                                   SUNTRUST BANK, ATLANTA



                                   By: /s/ David M. Kaye
                                           -------------------------
                                           David M. Kaye
                                           Group Vice President

EXHIBIT 1 TO FORM T-1



                             ARTICLES OF ASSOCIATION
                                       OF
                             SUNTRUST BANK, ATLANTA



EXHIBIT 2 TO FORM T-1



                            CERTIFICATE OF AUTHORITY
                                       OF
                             SUNTRUST BANK, ATLANTA
                              TO COMMENCE BUSINESS



EXHIBIT 3 TO FORM T-1

                                 AUTHORIZATION
                                       OF
                             SUNTRUST BANK, ATLANTA
                       TO EXERCISE CORPORATE TRUST POWERS



EXHIBIT 4 TO FORM T-1



                                     BY-LAWS
                                       OF
                             SUNTRUST BANK, ATLANTA






EXHIBIT 6 TO FORM T-1



CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Senior Subordinated Notes of Galey & Lord, Inc., Suntrust Bank, Atlanta hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                   SUNTRUST BANK, ATLANTA

                                   By:/s/   David M. Kaye
                                          ------------------------
                                            David M. Kaye
                                            Group Vice President

EXHIBIT 7 TO FORM T-1



REPORT OF CONDITION??









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